DEMAND PROMISSORY NOTE (REPLACEMENT)

ISSUED TO: CARAVEL MANAGEMENT INC.

Suite 1100 - 609 West Hastings Vancouver, British Columbia V6B 4W4

(the "Lender")

ISSUED BY: NATION ENERGY INC.

Suite 725 - 1736 E. Charleston Blvd. Las Vegas, NV 89104

United States of America

(the "Borrower")

AMOUNT:    $980,905.06

DATE:

March 31, 2006 (the "Effective Date")

1.

PROMISE TO PAY

For value received, the Borrower hereby promises to pay to or to the order of the Lender at its place of business noted above, the principal amount of NINE HUNDRED EIGHTY THOUSAND NINE HUNDRED AND FIVE DOLLARS AND SIX CENTS ($980,905.06) in lawful money of Canada (the "Loan") in the manner hereinafter provided together with interest and other monies which may from time to time be owing hereunder or pursuant hereto.

2.

INTEREST

The amount of principal that has been advanced and is outstanding from time to time, shall bear interest at a rate of 15% per annum calculated and compounded monthly from the Effective Date.

3.

REPAYMENT

Subject to the provisions hereof, the Borrower will pay the outstanding principal balance of the Loan together with all interest which has accrued thereon at the rate set out above, calculated as aforesaid and then remains unpaid, ON DEMAND, and without demand the Borrower will pay interest at the rate and calculated as provided herein on the last day of March, June, September and December of each and every year commencing June 30, 2006.

4.

INTEREST CALCULATION

Interest at the rates provided by this Promissory Note is calculated not in advance and payable after as well as before maturity both before and after default and both before and after judgment.

D/JMT/900990.1

5.

ARREARS OF INTEREST

Arrears of interest bear interest at the rate from time to time chargeable on principal compounded monthly, calculated and paid at the same times and in the same manner as interest on principal.

6.

MAXIMUM INTEREST RATE

The Borrower agrees that, notwithstanding any provision in this Promissory Note to the contrary, no interest on the credit advanced under this Promissory Note will be payable in excess of that permitted by the laws of Canada. If the effective annual rate of interest, calculated in accordance with generally accepted actuarial practices and principles, would exceed 60% (or such other rate as the Parliament of Canada may deem from time to time as the criminal rate) on the Loan advanced, then:

(a)

any excess that has been paid will be credited towards prepayment of the Loan; and

(b)

any overpayment that may remain after such crediting will be returned forthwith to the Borrower upon demand.

In this paragraph, the terms "interest", "criminal rate" and "credit advanced" have the meanings ascribed to them in Section 347 of the Criminal Code.

7.

INTERPRETATION

Words importing the singular number only include the plural and vice versa and words importing gender shall include all genders and words importing persons include individuals, partnerships, corporations, trusts, unincorporated associations, joint ventures, government agencies and other entities.

8.

NOTICE

Except as otherwise provided herein, any notice, statement or other communication herein required or permitted to be given shall be in writing, any notice or other document herein required or permitted to be given or delivered to the Borrower may be personally given or delivered to the Borrower or sent by facsimile or prepaid registered mail to the Borrower if mailed at a Post Office in Canada at the address (including facsimile number) of the Borrower set out above or such other address (including facsimile number) as the Borrower may designate to the Lender by notice in writing and any notice or other document herein required or permitted to be given or delivered to the Lender shall be personally delivered to the Lender at the address set out above or to such other address as the Lender may designate to the Borrower by notice in writing; and any notice or other document:

(a)       if sent to the Borrower by mail, shall be deemed to have been given to the

Borrower at the expiration of the third Business Day after the date of mailing, unless there exists at the time of mailing, or within three Business Days thereafter, a labour dispute or other event which would adversely affect the normal delivery of such notice or other document by Canada Post in which case such notice or

D/JMT/900990.1

other document will only be deemed to be given or delivered when actually given or delivered; and

(b)       if sent by facsimile shall be deemed to be delivered on the day of transmission if sent during business hours at the destination on the day of transmission and otherwise on the next Business Day.

9.

LOAN AGREEMENT

This Promissory Note is being issued by the Borrower to the Lender pursuant to the terms of the Amended and Restated Loan Agreement dated for reference March 31, 2006 (the "Loan Agreement"). All terms and conditions of the Loan Agreement shall remain in full force and effect, but, in case of any conflict or inconsistency between the Loan Agreement and this Promissory Note, the provision of this Promissory Note shall govern and prevail.

10.

SUCCESSORS AND ASSIGNS

This Promissory Note shall be binding upon the Borrower and its successors and shall enure to the benefit of the Lender and its successors and assigns. Any reference herein to the Lender shall include its successors and assigns as if specifically named. This Promissory Note is a negotiable instrument. Presentment for payment, demand, protest, notice of protest and notice of dishonour of this Promissory Note are hereby waived.

11.

REPLACEMENT

This Promissory Note is issued in replacement of the promissory notes attached collectively as Schedule "B" hereto (the "Original Notes") previously executed and delivered by the Borrower to the Lender. Upon the execution and unconditional delivery of this Promissory Note by the Borrower to the Lender the Original Notes will be replaced and cancelled hereby.

IN WITNESS WHEREOF the Borrower has executed this Promissory Note by the hand of its duly authorized officer in that behalf this  21st  day of September, 2006.

NATION ENERGY INC.

Per:    John R. Hislop

Authorized Signatory

D/JMT/900990.1

SCHEDULE"A" [Attach Original Notes]

11/05/03  12:57 FAX 6046884712

NATION ENERGY

004

Nation Energy Inc.

1736 E. Charleston Boulevard

Suite 725

Las Vegas, NV   89104

U.S.A.

August      /      , 2003

TO:

Dear

_

Re:      Bridge Loan

This letter will serve to confirm our agreement wherein, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, you have agreed to loan $500,000 (the "Loan") to Nation Energy Inc. (the "Company") on the following terms and conditions:

1.

The principal amount of the Loan, together with accrued interest, shall be due and payable on demand.

2.

The Loan shall bear interest at 15% per annum and shall be payable quarterly in arrears.

3.

The obligations of the Company will be evidenced by a promissory note in the form attached hereto.

Accepting that the above accurately details your understanding of our agreement in this regard could you please execute this letter where indicated and return same at your early convenience.

Yours truly,

Nation Energy Inc.

Per:

Donald A. Sharpe

President

Authorized Signatory

Acknowledged and agreed to this    1st    day of August, 2003 by:

Per:

D/JSI/49IJ2S.1

11/05/03  12:57 FAX 6046884712

NATION ENERGY

005

PROMISSORY NOTE
CDN$500,000.00

August

, 2003

Nation Energy Ine.

1736 E. Charleston Boulevard

Suite 725

Las Vegas, NV  89104

U.S.A.

FOR VALUE RECEIVED, the undersigned promises to pay on DEMAND to the

order of   Hislop                    (the "Lender"), of    Vancouver, BC

, the principal

sum of FIVE HUNDRED THOUSAND ($500,000) DOLLARS in lawful currency of Canada, together with interest thereon at a rate of 15% per annum, payable quarterly in arrears calculated from the date hereof.

Until demand is made hereunder, the accrued interest will be repaid in quarterly instalments in the amount of Eighteen Thousand Seven Hundred and Fifty ($18,750.00) Dollars per instalment effective the 15th day of November, 2003 and in each and every quarter thereafter, until the whole of the said principal sum and accrued interest is paid.

This Promissory Note is being issued in accordance with and is subject to the terms of a letter agreement entered into between the undersigned and the Lender dated as of August     1   , 2003.

The undersigned, when not in default hereunder, will have the privilege of prepaying in whole or in part the said principal sum without notice or bonus.

Presentment, protest, notice of protest and notice of dishonour are hereby waived.

Nation Energy Inc.

   Donald A. Sharpe

                    Donald A. Sharpe

                    President

Name of Signatory and Title

  Bridge Loan Agreement - January 16, 2004

EXHIBIT 10.4

Nation Energy Inc.

1736 E. Charleston Boulevard

Suite 725

Las Vegas, NV 89104

U.S.A.

January 16,2004

TO: John Hislop

1589 Marpole Avenue Vancouver, BC V6J 2R9

Dear John:

Re: Bridge Loan

This letter will serve to confirm our agreement wherein, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, you have agreed to loan $250,000 (the "Loan") to Nation Energy Inc. (the "Company") on the following terms and conditions:

1.

The principal amount of the Loan, together with accrued interest, shall be due and payable on demand.

2.

The Loan shall bear interest at 15% per annum and shall be payable quarterly in arrears.

3.

The obligations of the Company will be evidenced by a promissory note in the form attached hereto.

Accepting that the above accurately details your understanding of our agreement in this regard could you please execute this letter where indicated and return same at your early convenience.

Yours truly,

Nation Energy Inc.

Per: "John R Hislop"

Authorized Signatory

Acknowledged and agreed to this 22nd day of January, 2004 by: /s/ /s/ "John R Hislop"

John Hislop

02/17/2004

Bridge Loan Agreement - January 16, 2004

PROMISSORY NOTE

CDN$250,000.00

January 16,2004

Nation Energy Inc.

1736 E. Charleston Boulevard

Suite 725

Las Vegas, NV 89104

U.S.A.

FOR VALUE RECEIVED, the undersigned promises to pay on DEMAND to the order of John Hislop (the "Lender"), of 1589 Marpole Avenue, Vancouver, BC V6J 2R9, the principal sum of TWO HUNDRED AND FIFTY THOUSAND ($250,000) DOLLARS in lawful currency of Canada, together with interest thereon at a rate of 15% per annum, payable quarterly in arrears calculated from the date hereof.

Until demand is made hereunder, the accrued interest will be repaid in quarterly instalments in the amount of Nine Thousand Three Hundred and Seventy-five ($9,375.00) Dollars per instalment effective the 15th day of April, 2004 and in each and every quarter thereafter, until the whole of the said principal sum and accrued interest is paid.

This Promissory Note is being issued in accordance with and is subject to the terms of a letter agreement entered into between the undersigned and the Lender dated as of January 16, 2004.

The undersigned, when not in default hereunder, will have the privilege of prepaying in whole or in part the said principal sum without notice or bonus.

Presentment, protest, notice of protest and notice of dishonour are hereby waived.

Nation Energy Inc.

" John R Hislop "

Signature

" John R Hislop, President"

Name of Signatory and Title

02/17/2004

Nation Energy Inc.

1736 E, Charleston Boulevard

Suite 725

Las Vegas, NV  89104

U.S.A.

June 29,2005

TO:       John Hislop

1589 Marpole Avenue Vancouver, BC V6J 2R9

Dear John;

Re:      Bridge Loan

References are made to the following loans advanced by you to the Company:

A.

The first loan was made on August 1, 2003 to the Company in the principal amount of
CDN$ 500,000 which amount was secured by the issuance of a Promissory Note to you (the
"Promissory Note 1"); and

B.

The second loan was made on January 16, 2004 to the Company in the principal amount of
CDNS250,000 which amount was secured by an issuance of a Promissory Note to you (the
"Promissory Note 2").

This letter will serve to confirm our agreement wherein, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, you have agreed to loan up to an additional CDNS250,000 (new loan) and wish to combine outstanding loans mentioned-above into one principal amount which brings to a total aggregate amount owing of CDN$ 1,000,000 (collectively, the "Loans") to Nation Energy Inc. (the "Company") on the following terms and conditions:

1.

The principal amount of the Loans, together with accrued interest, shall be due and payable on demand.

2.

The Loans shall bear interest at 15% per annum which shall be payable quarterly in arrears.

3.

The obligations of the Company will be evidenced by a promissory note in the form attached hereto.

The Promissory Note 1 and Promissory Note 2 will be cancelled and will have no further force and effect. The Company will issue a further Promissory Note in the aggregate principal amount of $1,000,000, to evidence the Loans.

Accepting that the above accurately details your understanding of our agreement in this regard could you please execute this letter where indicated and return same at your early convenience.

Yours truly,

Nation Energy Inc.

Per:

Authorized Signatory

Acknowledged and agreed to this

day of June, 2005 by:

John Hislop

D/AWM/731450.1